Exhibit 10.20
AGREEMENT AND AMENDMENT NO. 3
     This AGREEMENT AND AMENDMENT NO. 3 (“Agreement”) dated as of May 23, 2011 (“Effective Date”) is among Alta Mesa Holdings, LP, a Texas limited partnership (“Borrower”), the affiliates of the Borrower party hereto (the “Guarantors”), the Lenders (as defined below), and Wells Fargo Bank, N.A. as administrative agent for such Lenders (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”).
RECITALS
     A. The Borrower is party to that certain Sixth Amended and Restated Credit Agreement dated as of May 13, 2010 among the Borrower, the lenders party thereto from time to time (the “Lenders”), the Administrative Agent, and the Issuing Lender, as amended by that certain Amendment No. 1 dated as of September 2, 2010 among the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Issuing Lender and that certain Agreement and Amendment No. 2 dated as of December 6, 2010 among the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Issuing Lender (as so amended, the “Credit Agreement”).
     B. The parties hereto wish to, subject to the terms and conditions of this Agreement, (i) redetermine and increase the Borrowing Base (as defined in the Credit Agreement) and (ii) make certain other amendments to the Credit Agreement as provided herein.
     NOW THEREFORE, in consideration of the benefits to be derived by the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms; Other Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.
     Section 2. Agreement — Borrowing Base. Subject to the terms of this Agreement, as of the Effective Date, the Borrowing Base shall be increased to $260,000,000. Such Borrowing Base shall remain in effect at such level until the Borrowing Base is redetermined in accordance with Section 2.02 of the Credit Agreement, as amended hereby. The Borrower and the Lenders hereby acknowledge and agree that the redetermination of the Borrowing Base set forth in this Section 2 is the scheduled semi-annual redetermination of the Borrowing Base scheduled for Spring, 2011 under Section 2.02 of the Credit Agreement. Each Lender’s Pro Rata Share of the redetemined Borrowing Base, after giving effect to the increase in the Borrowing Base set forth in this Section 2, is set forth in Annex I attached hereto

Section 3. Amendments to Credit Agreement.
          (a) Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by deleting the terms “Applicable Margin” and “Maturity Date”, and replacing them with the following corresponding terms:
“Applicable Margin” means (i) with respect to any Advance, (a) during any time when an Event of Default under Section 7.01(a) or Section 7.01(e) exists, 3% per annum plus the rate per annum set forth in the pricing grid set forth below for the relevant Type of such Advance based on the present Utilization Level applicable at such time, (b) during any time when any other Event of Default exists and upon election by the Required Lenders (or the Administrative Agent at the direction of the Required Lenders), 3% per annum plus the rate per annum set forth in the pricing grid set forth below for the relevant Type of such Advance based on the present Utilization Level applicable at such time, and (c) at any other time, the rate per annum set forth in the pricing grid set forth below for the relevant Type of such Advance based on the relevant Utilization Level applicable at such time, and (ii) with respect to the commitment fees, the rate per annum set forth in the pricing grid set forth below based on the relevant Utilization Level applicable at such time. The Applicable Margin for any Advance and the commitment fees shall change when and as the relevant Utilization Level changes.

	Applicable Margin
Borrowing Base Utilization	Eurodollar Rate Advance	Reference Rate Advance	Commitment Fee
Less than 50%	2.00%	1.00%	0.375%
Greater than or equal to 50% but less than 75%	2.25%	1.25%	0.500%
Greater than or equal to 75% but less than 90%	2.50%	1.50%	0.500%
Greater than or equal to 90%	2.75%	1.75%	0.500%
“Maturity Date” means May 23, 2016.
          (b) The definition for “Additional Subordinated Debt” found in Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended replacing clause (a)(vi) therein in its entirety with the following:
          (vi) a scheduled maturity date that is earlier than May 23, 2017,
          (c) Section 2.02(e) (Mandatory Reductions in the Borrowing Base) of the Credit Agreement is hereby amended by replacing the phrase “...the issuance of Senior Unsecured Notes...” with the phrase “...each issuance of Senior Unsecured Notes...”
          (d) Section 2.08(a) (Commitment Fees) of the Credit Agreement is replaced in its entirety with the following:
(a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender having a Commitment a commitment fee in an amount equal to the Applicable Margin on the daily Unused Commitment Amount of such Lender, from the date of this Agreement until the Commitment Termination Date; provided that, no commitment fee shall accrue on the Commitment of a Defaulting Lender during the period such Lender remains a Defaulting Lender. The commitment fees shall be due and payable quarterly in arrears on the last day of each March, June, September, and December commencing on June 30, 2010 and continuing thereafter through and including the Commitment Termination Date.
          (e) Section 6.01 (Liens, Etc.) of the Credit Agreement is hereby amended (i) by deleting the word “and” at the end of clause (n), (ii) by replacing the period at the end of clause (o) with a semicolon and the word “and”; and (iii) adding the following new clause (p) to the end thereof:
(p) Liens not otherwise permitted in this Section 6.01 so long as (i) such Liens do not encumber Oil and Gas Properties and (ii) the aggregate amount of obligations secured thereby shall not exceed $1,000,000.
          (f) Section 6.02 (Debts, Guaranties, and Other Obligations) of the Credit Agreement is hereby amended by replacing clause (j) found therein in its entirety with the following:
(j) Senior Unsecured Notes and the guaranties given by Restricted Subsidiaries with respect thereto; provided that (i) the principal amount of such Debt shall not exceed $700,000,000 in the aggregate, (ii) the Borrowing Base is reduced if and to the extent required by Section 2.02(e), and (iii) the Debt Incurrence Proceeds thereof shall be applied to make the payments, if any, required under Section 2.05(b)(ii);
          (g) Section 6.06 (Investments) of the Credit Agreement is hereby amended by replacing clause (f) in its entirety with the following:
(f) other investments, loans or advances not otherwise permitted by this Section 6.06 in an aggregate amount not to exceed $10,000,000 at any time.
     Section 4. Representations and Warranties. Each of the Guarantors and the Borrower hereby represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate, limited liability company, or partnership power and authority of such Person and have been duly authorized by appropriate corporate and governing action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s and the Guarantors’ obligations under the Loan Documents.
     Section 5. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

          (a) The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors and all the Lenders.
          (b) The Administrative Agent shall have received executed mortgage amendments from the Borrower and each Guarantor, as applicable and as requested by the Administrative Agent, in any event, evidencing the intent of the parties as set forth in Section 8 below.
          (c) The representations and warranties in this Agreement made by the Guarantors and the Borrower shall be true and correct in all material respects.
          (d) The Borrower shall have paid (i) all reasonable fees and expenses of the Administrative Agent’s outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date, (ii) to the Administrative Agent such other fees as agreed to between the Administrative Agent and the Borrower and (iii) for the account of each Lender, an amendment, extension and borrowing base increase fee equal to 0.45% of such Lender’s Pro Rata Share of the Borrowing Base (after giving effect to the increase effected hereby).
     Section 6. Acknowledgments and Agreements.
          (a) The Borrower and each Guarantor acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and the Borrower and each Guarantor hereby waives any defense, offset, counterclaim or recoupment with respect thereto.
          (b) The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents.
          (c) Each of the parties hereto hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranties, are not impaired in any respect by this Agreement.
          (d) From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Agreement.
          (e) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.
     Section 7. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its respective Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranties), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under its respective Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.
     Section 8. Flood Insurance Regulations. Each party hereto acknowledges and agrees that, unless otherwise required by the Administrative Agent (and in the absence of an Event of Default, agreed to by the Borrower), in no event shall any Mortgage encumber any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation). To the extent that any Mortgage may have ever covered or affected any such Buildings or Manufactured (Mobile) Homes, such property shall be released and discharged from the Lien of the Mortgage. Each Secured Party hereby authorizes the Administrative Agent to execute and deliver any amendment or partial release or such other document necessary to evidence such release and discharge. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder. By accepting the benefit of the Liens granted pursuant to the Security Instruments, each Secured Party not party hereto hereby agrees to the terms of this Section 8.
     Section 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or other similar electronic means and all such signatures shall be effective as originals.
     Section 10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
     Section 11. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
     Section 12. Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.
     Section 13. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[SIGNATURES BEGIN ON NEXT PAGE]

     EXECUTED effective as of the date first above written.

BORROWER:	ALTA MESA HOLDINGS, LP
	By:	Alta Mesa Holdings GP, LLC
its general partner

		By:	/s/ Michael A. McCabe
		Name:	Michael McCabe
		Title:	Chief Financial Officer

GUARANTORS:	ALTA MESA FINANCE SERVICES CORP.
ALTA MESA GP, LLC
ARI DEVELOPMENT, LLC
ALTA MESA ACQUISITION SUB, LLC
BRAYTON MANAGEMENT GP, LLC
BRAYTON MANAGEMENT GP II, LLC
CAIRN ENERGY USA, LLC
LOUISIANA ONSHORE PROPERTIES LLC
THE MERIDIAN PRODUCTION, LLC
THE MERIDIAN RESOURCE, LLC
THE MERIDIAN RESOURCE & EXPLORATION LLC
TMR DRILLING, LLC
VIRGINIA OIL AND GAS, LLC
ALTA MESA HOLDINGS GP, LLC
ALTA MESA ENERGY LLC

	Each by:	/s/ Michael A. McCabe

Michael A. McCabe
Chief Financial Officer

ALTA MESA SERVICES, LP
ARANSAS RESOURCES, LP
BUCKEYE PRODUCTION COMPANY, LP
LOUISIANA EXPLORATION & ACQUISITIONS, LP
NAVASOTA RESOURCES, LTD., LLP
NUECES RESOURCES, LP
OKLAHOMA ENERGY ACQUISITIONS, LP
TEXAS ENERGY ACQUISITIONS, LP
GALVESTON BAY RESOURCES, LP
PETRO ACQUISITIONS, LP
PETRO OPERATING COMPANY, LP
ORION OPERATING COMPANY, LP

Each by: Alta Mesa GP, LLC

		By:	/s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer
Signature Page to Agreement and Amendment No. 3
(Alta Mesa Holdings, LP)

BRAYTON RESOURCES, LP,
By: Brayton Management GP, LLC, its general partner

	By:	/s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer

BRAYTON RESOURCES II, L.P.,
By: Brayton Management GP II, LLC, its general partner

	By:	/s/ Michael A. McCabe
Michael A. McCabe
Chief Financial Officer

ALTA MESA RESOURCES, LP,
By:	Alta Mesa Resources GP, LLC,
its sole general partner

	By:	/s/ Michael A. McCabe
Michael A. McCabe,
Chief Financial Officer

PETRO ACQUISITIONS HOLDINGS, LP,
By:	Petro Acquisitions Holdings GP, LLC,
its sole general partner

	By:	/s/ Michael A. McCabe
Michael A. McCabe,
Chief Financial Officer

PETRO OPERATING COMPANY HOLDINGS, INC.,
By:		/s/ Michael A. McCabe

Michael A. McCabe
Chief Financial Officer

GALVESTON BAY RESOURCES HOLDINGS, LP,
By:	Galveston Bay Resources Holdings GP, LLC
its sole general partner

	By:	/s/ Michael A. McCabe

Michael A. McCabe,
Chief Financial Officer
Signature Page to Agreement and Amendment No. 3
(Alta Mesa Holdings, LP)

ADMINISTRATIVE AGENT/
ISSUING LENDER/
LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Shiloh Davila
Shiloh Davila
Vice President
Signature Page to Agreement and Amendment No. 3
(Alta Mesa Holdings, LP)

LENDER:	UNION BANK, N.A.

	By:	/s/ Brian Caddell
	Name:	Brian Caddell
	Title:	Assistant Vice President
Signature Page to Agreement and Amendment No. 3
(Alta Mesa Holdings, LP)

LENDER:	TORONTO DOMINION (NEW YORK) LLC

	By:	/s/ Bebi Yasin
	Name:	Bebi Yasin
	Title:	Authorized Signatory

Signature Page to Agreement and Amendment No. 3
(Alta Mesa Holdings, LP)

LENDER:	ING CAPITAL LLC

	By:	/s/ Charles Hall
	Name:	Charles Hall
	Title:	Managing Director
Signature Page to Agreement and Amendment No. 3
(Alta Mesa Holdings, LP)

LENDER:	CITIBANK, N.A.

	By:	/s/ Thomas Benavides
	Name:	Thomas Benavides
	Title:	Senior Vice President

Signature Page to Agreement and Amendment No. 3
(Alta Mesa Holdings, LP)

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Nancy M. Mak
	Name:	Nancy M. Mak
	Title:	Vice President

Signature Page to Agreement and Amendment No. 3
(Alta Mesa Holdings, LP)

LENDER:	BOKF, NA DBA BANK OF TEXAS

	By:	/s/ Martin W. Wilson
	Name:	Martin W. Wilson
	Title:	Senior Vice President

Signature Page to Agreement and Amendment No. 3
(Alta Mesa Holdings, LP)

LENDER:	AMEGY BANK NATIONAL ASSOCIATION

	By:	/s/ Mark Serice
	Name:	Mark Serice
	Title:	Senior Vice President
Signature Page to Agreement and Amendment No. 3
(Alta Mesa Holdings, LP)

LENDER:	TEXAS CAPITAL BANK, N.A.

	By:	/s/ W. David McCarver IV
	Name:	W. David McCarver IV
	Title:	Vice President
Signature Page to Agreement and Amendment No. 3
(Alta Mesa Holdings, LP)

ANNEX I
BORROWING BASE AS OF MAY 23, 2011*

	PRO RATA SHARE OF THE	PERCENTAGE OF
LENDERS	BORROWING BASE*	TOTAL
Wells Fargo Bank, N.A.	$63,859,649.12	24.561403509%
Union Bank, N.A.	$41,052,631.58	15.789473684%
Toronto Dominion (New York) LLC	$31,017,543.86	11.929824561%
ING Capital LLC	$25,543,859.65	9.824561404%
Citibank, N.A.	$25,543,859.65	9.824561404%
Capital One, N.A.	$22,807,017.54	8.771929824%
Bank of Texas, NA	$22,807,017.54	8.771929824%
Amegy Bank National Association	$13,684,210.53	5.263157895%
Texas Capital Bank, N.A.	$13,684,210.53	5.263157895%
TOTAL	$260,000,000.00	100%

*	Borrowing Base is subject to redetermination pursuant to the terms of the Credit Agreement, as amended.
Signature Page to Agreement and Amendment No. 3
(Alta Mesa Holdings, LP)